SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 29, 2013

NETFLIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35727	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Winchester Circle

Los Gatos, CA

95032

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number including area code: (408) 540-3700

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 29, 2013, Netflix, Inc. (the “Company”) issued a press release announcing that it proposes to offer Senior Notes due 2021. A copy of the press release is attached as Exhibit 99.1.

On January 29, 2013, the Company issued a press release announcing the pricing of its offering of its 5.375% Senior Notes due 2021. A copy of the press release is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued by Netflix, Inc. on January 29, 2013, announcing that it proposes to offer Senior Notes due 2021.

99.2	Press release issued by Netflix, Inc. on January 29, 2013, announcing pricing of its 5.375% Senior Notes due 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.

/s/ David Hyman
By:	David Hyman
Title:	General Counsel

Dated: January 29, 2013

Index to Exhibits

99.1	Press release issued by Netflix, Inc. on January 29, 2013, announcing that it proposes to offer Senior Notes due 2021.

99.2	Press release issued by Netflix, Inc. on January 29, 2013, announcing pricing of its 5.375% Senior Notes due 2021.